[GRAPHIC OMITTED]

                                                                      Exhibit 1
                                                                      ---------

November 18, 2002

The Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:  Total Entertainment Inc.
     File No. 000-28497

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Total Entertainment Inc. (the Company) dated November 18, 2002, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/S/ GRANT THORNTON LLP
-----------------------